Filing Date: 10/07/04
--------------------------------------------------------------------------------

                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2004

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

          Delaware                             000-30563
(State or other jurisdiction           (Commission File Number)
 of  incorporation)


111 North Branch Street, Sellersville, Pennsylvania      18960
-----------------------------------------------------   --------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written  communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a -12)

[_]   Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d -2(b))

[_]   Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e -4(c))
--------------------------------------------------------------------------------

Item 2.03. Creation of a Direct Financial  Obligation or an Obligation under an
           Off-Balance Sheet arrangement of a Registrant.

Convertible Notes due 2006

      On September 23 and 27, 2004, Delta Mutual, Inc. ("we" or the "Company") completed the sale to two additional individual accredited investors (the "Purchasers") of an aggregate of $30,000 principal amount of the Company's 6% Convertible Promissory Notes, due September 22 and 26, 2006, respectively (the "Notes"), initially convertible into an aggregate of 600,000 shares of Common Stock, together with Warrants to purchase an additional 600,000 shares of Common Stock (the "Warrants"). Prior to these transactions, the Company had sold an aggregate of $301,500 principal amount of this series of two-year convertible notes. The Notes bear interest at the rate of 6% per annum and are convertible into shares of our Common Stock at a conversion price (the "Conversion Price") of $0.05 per share. The Conversion Price provided for in the Notes is subject to adjustment for stock splits, combinations and like events, and in certain cases where we sell shares of our Common Stock at a price or securities convertible into our Common Stock with a conversion price below the Conversion Price. The Notes provide the Purchasers with "piggyback" registration rights under certain conditions for the shares of Common Stock issuable upon conversion of the Notes, where the Company has filed a registration statement with the Securities and Exchange Commission for another registered offering of its Common Stock.

The Warrants are immediately exercisable, expire on March 31, 2006, and have an exercise price of $0.10 per share, subject to adjustment.

THE ABOVE DESCRIPTIONS OF THE TERMS OF THE NOTES AND WARRANTS SUMMARIZE ONLY CERTAIN MATERIAL TERMS OF THOSE AGREEMENTS OR INSTRUMENTS. FOR THE COMPLETE TERMS OF SUCH AGREEMENTS OR INSTRUMENTS, REFERENCE IS HEREBY MADE TO THE FULL TEXTS THEREOF FILED AS EXHIBITS TO THE COMPANY'S CURRENT REPORT ON FORM 8-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 24, 2004.

item 3.02. Unregistered Sales of Equity Securities

The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                    PRINCIPAL               TOTAL OFFERING PRICE/
DATE                TITLE AND AMOUNT               PURCHASER        UNDERWRITER             UNDERWRITING DISCOUNTS
------------------- ------------------------------ ---------------- ----------------------- ----------------------
September 23, 2004  $10,000 principal amount of    Private investor           NA            $10,000/NA
                    6% convertible promissory
                    notes due September 22,
                    2006, convertible into an
                    aggregate of 200,000 shares
                    of common stock
------------------- ------------------------------ ---------------- ----------------------- ----------------------
September 23, 2004  Warrants to purchase an        Private investor           NA            NA/NA
                    aggregate of 200,000 shares
                    of common stock issued in
                    connection with the sale of
                    the 6% convertible
                    promissory notes
------------------------------------------------- ---------------------------------------- -----------------------
September 27, 2004  $20,000 principal amount of    Private investor           NA            $20,000/NA
                    6% convertible promissory
                    notes due September 26,
                    2006, convertible into an
                    aggregate of 400,000 shares
                    of common
                    stock
------------------- ------------------------------ ---------------- ----------------------- ----------------------

                                                                    PRINCIPAL               TOTAL OFFERING PRICE/
DATE                TITLE AND AMOUNT               PURCHASER        UNDERWRITER             UNDERWRITING DISCOUNTS
------------------- ------------------------------ ---------------- ----------------------- ----------------------
September 27, 2004  Warrants to purchase an        Private investor           NA            NA/NA
                    aggregate of 400,000 shares
                    of common stock issued in
                    connection with the sale of
                    the 6% convertible
                    promissory
                    notes
------------------- ------------------------------ ---------------- ----------------------- ----------------------
October 4, 2004     750,000 shares of common       Consultant                 NA            $0.05/NA
                    stock
------------------- ------------------------------ ---------------- ----------------------- ----------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DELTA MUTUAL, INC.

Date: October 7, 2004
                                         By: /s/ Peter F. Russo
                                           ---------------------------
                                           Peter F. Russo,
                                           President and Chief Executive Officer